Exhibit 99.1

Contact:	Wallace R. Cooney	For Immediate Release
	(703) 345-6470	October 30, 2024

GRAHAM HOLDINGS COMPANY REPORTS
THIRD QUARTER EARNINGS
ARLINGTON, VA - Graham Holdings Company (NYSE: GHC) today reported its financial results for the third quarter and first nine months of 2024. The Company also filed its Form 10-Q today for the quarter ended September 30, 2024 with the Securities and Exchange Commission.
Division Operating Results
Revenue for the third quarter of 2024 was $1,207.2 million, up 9% from $1,111.5 million in the third quarter of 2023. Revenues increased at education, television broadcasting, healthcare and automotive, partially offset by declines at manufacturing and other businesses. The Company reported operating income of $81.6 million for the third quarter of 2024, compared to an operating loss of $57.1 million for the third quarter of 2023. The improvement in operating results is due to goodwill and other long-lived asset impairment charges at World of Good Brands (WGB) and Dekko in the third quarter of 2023 and increases at education, television broadcasting, healthcare and automotive, partially offset by declines at manufacturing and other businesses, excluding the impairments. The Company reported adjusted operating cash flow (non-GAAP) of $126.1 million for the third quarter of 2024, compared to $83.7 million for the third quarter of 2023. Adjusted operating cash flow improved at education, television broadcasting, healthcare and automotive, partially offset by declines at manufacturing and other businesses. Capital expenditures totaled $23.8 million and $26.7 million for the third quarter of 2024 and 2023, respectively.
Revenue for the first nine months of 2024 was $3,545.1 million, up 9% from $3,248.1 million in the first nine months of 2023. Revenues increased at education, television broadcasting, healthcare and automotive, partially offset by declines at manufacturing and other businesses. The Company recorded operated income of $143.0 million for the first nine months of 2024, compared to $28.6 million for the first nine months of 2023. Excluding goodwill and other long-lived asset impairment charges, the improvement in operating results is due to increases at education, television broadcasting, healthcare and automotive, partially offset by declines at manufacturing and other businesses. The Company reported adjusted operating cash flow (non-GAAP) of $307.4 million for the first nine months of 2024, compared to $255.3 million for the first nine months of 2023. Adjusted operating cash flow improved at education, television broadcasting, healthcare, automotive and other businesses, partially offset by declines at manufacturing. Capital expenditures totaled $66.0 million and $71.6 million for the first nine months of 2024 and 2023, respectively.
Acquisitions and Dispositions of Businesses
There were no significant business acquisitions or dispositions during the first nine months of 2024.
Debt, Cash and Marketable Equity Securities
At September 30, 2024, the Company had $765.2 million in borrowings outstanding at an average interest rate of 6.2%, including $66.9 million outstanding on its $300 million revolving credit facility. Cash, marketable equity securities and other investments totaled $1,114.0 million at September 30, 2024.
Overall, the Company recognized $30.5 million and $154.3 million in net gains on marketable equity securities in the third quarter and first nine months of 2024, respectively, compared to $16.8 million and $113.4 million in net gains on marketable equity securities in the third quarter and first nine months of 2023, respectively.
Common Stock Repurchases
During the third quarter and first nine months of 2024, the Company purchased a total of 64,490 and 133,276 shares, respectively, of its Class B common stock at a cost of $48.7 million and $98.2 million, respectively. At September 30, 2024, there were 4,347,533 shares outstanding. On September 12, 2024, the Board of Directors authorized the Company to acquire up to 500,000 shares of its Class B common stock; the Company has remaining authorization for 486,132 shares as of September 30, 2024.
Overall Company Results
The Company reported net income attributable to common shares of $72.5 million ($16.42 per share) for the third quarter of 2024, compared to a net loss of $23.0 million ($5.02 per share) for the third quarter of 2023. For the first
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nine months of 2024, the Company recorded net income attributable to common shares of $175.8 million ($39.49 per share), compared to $152.0 million ($32.14 per share) for the first nine months of 2023.
The results for the third quarter and first nine months of 2024 and 2023 were affected by a number of items as described in the Non-GAAP Financial Information schedule attached to this release. Excluding these items, net income attributable to common shares was $76.1 million ($17.25 per share) for the third quarter of 2024, compared to $48.9 million ($10.45 per share) for the third quarter of 2023. Excluding these items, net income attributable to common shares was $183.5 million ($41.20 per share) for the first nine months of 2024, compared to $150.8 million ($31.87 per share) for the first nine months of 2023.
Subsequent Event
In October 2024, the Company purchased an irrevocable group annuity contract from an insurance company for $461.3 million to settle $457.9 million of the outstanding defined benefit pension obligation related to certain retirees and beneficiaries. The purchase of the group annuity contract was funded from the assets of the Company’s pension plan. As a result of this transaction, the Company was relieved of all responsibility for these pension obligations and the insurance company is now required to pay and administer the retirement benefits owed to approximately 1,850 retirees and beneficiaries, with no change to the amount, timing or form of monthly retirement benefit payments. As a result, the Company estimates that it will record a one-time pre-tax settlement gain of approximately $700 million in the fourth quarter of 2024.
* * * * * * * * * * * *
Forward-Looking Statements
All public statements made by the Company and its representatives that are not statements of historical fact, including certain statements in this press release, in the Company’s Annual Report on Form 10-K and in the Company’s 2023 Annual Report to Stockholders, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on expectations, forecasts, and assumptions by the Company’s management and involve a number of risks, uncertainties, and other factors that could cause actual results to differ from those stated, including, without limitation, comments about expectations related to acquisitions or dispositions or related business activities, the Company’s business strategies and objectives, the prospects for growth in the Company’s various business operations, the Company’s future financial performance, and the risks and uncertainties described in Item 1A of the Company’s Annual Report on Form 10-K. Accordingly, undue reliance should not be placed on any forward-looking statement made by or on behalf of the Company. The Company assumes no obligation to update any forward-looking statement after the date on which such statement is made, even if new information subsequently becomes available.
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Three Months Ended
	September 30%
(in thousands, except per share amounts)	2024	2023	Change
Operating revenues	$1,207,162	$1,111,519	9
Operating expenses	1,095,797	1,036,344	6
Depreciation of property, plant and equipment	21,332	22,207	(4)
Amortization of intangible assets	8,385	11,759	(29)
Impairment of goodwill and other long-lived assets	—	98,321	—
Operating income (loss)	81,648	(57,112)	—
Equity in losses of affiliates, net	(13,361)	(791)	—
Interest income	2,277	1,986	15
Interest expense	(25,896)	(11,810)	—
Non-operating pension and postretirement benefit income, net	38,307	35,653	7
Gain on marketable equity securities, net	30,496	16,759	82
Other (expenses) income, net	(465)	3,581	—
Income (loss) before income taxes	113,006	(11,734)	—
Provision for income taxes	38,500	9,400	—
Net income (loss)	74,506	(21,134)	—
Net income attributable to noncontrolling interests	(2,003)	(1,897)	6
Net Income (Loss) Attributable to Graham Holdings Company Common Stockholders	$72,503	$(23,031)	—
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income (loss) per common share	$16.54	$(5.02)	—
Basic average number of common shares outstanding	4,352	4,602
Diluted net income (loss) per common share	$16.42	$(5.02)	—
Diluted average number of common shares outstanding	4,384	4,602
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GRAHAM HOLDINGS COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)

	Nine Months Ended
	September 30%
(in thousands, except per share amounts)	2024	2023	Change
Operating revenues	$3,545,104	$3,248,064	9
Operating expenses	3,280,590	3,018,057	9
Depreciation of property, plant and equipment	66,032	63,335	4
Amortization of intangible assets	29,194	39,007	(25)
Impairment of goodwill and other long-lived assets	26,287	99,066	(73)
Operating income	143,001	28,599	—
Equity in losses of affiliates, net	(8,470)	(2,245)	—
Interest income	6,566	4,738	39
Interest expense	(136,607)	(37,878)	—
Non-operating pension and postretirement benefit income, net	105,379	97,313	8
Gain on marketable equity securities, net	154,276	113,429	36
Other income, net	2,973	22,458	(87)
Income before income taxes	267,118	226,414	18
Provision for income taxes	86,100	70,400	22
Net income	181,018	156,014	16
Net income attributable to noncontrolling interests	(5,175)	(3,985)	30
Net Income Attributable to Graham Holdings Company Common Stockholders	$175,843	$152,029	16
Per Share Information Attributable to Graham Holdings Company Common Stockholders
Basic net income per common share	$39.74	$32.23	23
Basic average number of common shares outstanding	4,395	4,686
Diluted net income per common share	$39.49	$32.14	23
Diluted average number of common shares outstanding	4,423	4,700

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GRAHAM HOLDINGS COMPANY
BUSINESS DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2024	2023	Change	2024	2023	Change
Operating Revenues
Education	$438,090	$411,837	6	$1,283,587	$1,192,105	8
Television broadcasting	145,422	116,112	25	373,958	347,818	8
Manufacturing	95,385	109,216	(13)	300,914	343,882	(12)
Healthcare	155,413	116,164	34	431,142	331,505	30
Automotive	289,392	272,018	6	902,046	765,251	18
Other businesses	83,464	86,653	(4)	253,753	269,110	(6)
Corporate office	576	365	58	1,727	1,215	42
Intersegment elimination	(580)	(846)	—	(2,023)	(2,822)	—
	$1,207,162	$1,111,519	9	$3,545,104	$3,248,064	9
Operating Expenses
Education	$403,200	$381,978	6	$1,182,833	$1,109,090	7
Television broadcasting	83,508	84,165	(1)	251,283	254,098	(1)
Manufacturing	90,890	150,190	(39)	289,085	365,546	(21)
Healthcare	141,153	110,193	28	398,054	314,221	27
Automotive	280,328	263,781	6	873,127	736,711	19
Other businesses	112,358	164,206	(32)	364,563	401,525	(9)
Corporate office	14,657	14,964	(2)	45,181	41,096	10
Intersegment elimination	(580)	(846)	—	(2,023)	(2,822)	—
	$1,125,514	$1,168,631	(4)	$3,402,103	$3,219,465	6
Operating Income (Loss)
Education	$34,890	$29,859	17	$100,754	$83,015	21
Television broadcasting	61,914	31,947	94	122,675	93,720	31
Manufacturing	4,495	(40,974)	—	11,829	(21,664)	—
Healthcare	14,260	5,971	—	33,088	17,284	91
Automotive	9,064	8,237	10	28,919	28,540	1
Other businesses	(28,894)	(77,553)	63	(110,810)	(132,415)	16
Corporate office	(14,081)	(14,599)	4	(43,454)	(39,881)	(9)
	$81,648	$(57,112)	—	$143,001	$28,599	—
Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$2,421	$3,210	(25)	$8,267	$11,610	(29)
Television broadcasting	1,360	1,363	0	4,070	4,088	0
Manufacturing	2,619	51,489	(95)	8,387	60,683	(86)
Healthcare	159	866	(82)	1,393	2,702	(48)
Automotive	5	3	67	10	3	—
Other businesses	1,821	53,149	(97)	33,354	58,987	(43)
Corporate office	—	—	—	—	—	—
	$8,385	$110,080	(92)	$55,481	$138,073	(60)
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets
Education	$37,311	$33,069	13	$109,021	$94,625	15
Television broadcasting	63,274	33,310	90	126,745	97,808	30
Manufacturing	7,114	10,515	(32)	20,216	39,019	(48)
Healthcare	14,419	6,837	—	34,481	19,986	73
Automotive	9,069	8,240	10	28,929	28,543	1
Other businesses	(27,073)	(24,404)	(11)	(77,456)	(73,428)	(5)
Corporate office	(14,081)	(14,599)	4	(43,454)	(39,881)	(9)
	$90,033	$52,968	70	$198,482	$166,672	19

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	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2024	2023	Change	2024	2023	Change
Depreciation
Education	$8,576	$10,000	(14)	$26,736	$28,428	(6)
Television broadcasting	2,756	3,120	(12)	8,494	9,243	(8)
Manufacturing	2,818	2,388	18	8,227	6,957	18
Healthcare	1,754	1,411	24	5,031	3,802	32
Automotive	1,774	1,304	36	5,203	3,565	46
Other businesses	3,522	3,832	(8)	11,909	10,882	9
Corporate office	132	152	(13)	432	458	(6)
	$21,332	$22,207	(4)	$66,032	$63,335	4
Pension Expense
Education	$4,445	$2,226	100	$13,267	$6,680	99
Television broadcasting	1,528	833	83	4,583	2,498	83
Manufacturing	978	280	—	1,897	836	—
Healthcare	4,804	3,521	36	14,413	10,563	36
Automotive	29	16	81	86	26	—
Other businesses	1,963	662	—	5,577	1,847	—
Corporate office	1,014	952	7	3,043	2,856	7
	$14,761	$8,490	74	$42,866	$25,306	69
Adjusted Operating Cash Flow (non-GAAP)(1)
Education	$50,332	$45,295	11	$149,024	$129,733	15
Television broadcasting	67,558	37,263	81	139,822	109,549	28
Manufacturing	10,910	13,183	(17)	30,340	46,812	(35)
Healthcare	20,977	11,769	78	53,925	34,351	57
Automotive	10,872	9,560	14	34,218	32,134	6
Other businesses	(21,588)	(19,910)	(8)	(59,970)	(60,699)	1
Corporate office	(12,935)	(13,495)	4	(39,979)	(36,567)	(9)
	$126,126	$83,665	51	$307,380	$255,313	20
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Goodwill and Other Long-Lived Assets plus Depreciation Expense and Pension Expense.
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GRAHAM HOLDINGS COMPANY
EDUCATION DIVISION INFORMATION
(Unaudited)

	Three Months Ended			Nine Months Ended
	September 30		%	September 30		%
(in thousands)	2024	2023	Change	2024	2023	Change
Operating Revenues
Kaplan international	$277,009	$249,976	11	$813,833	$714,715	14
Higher education	85,655	81,925	5	246,818	250,557	(1)
Supplemental education	76,134	78,332	(3)	221,389	226,535	(2)
Kaplan corporate and other	158	3,101	(95)	5,739	8,360	(31)
Intersegment elimination	(866)	(1,497)	—	(4,192)	(8,062)	—
	$438,090	$411,837	6	$1,283,587	$1,192,105	8
Operating Expenses
Kaplan international	$251,471	$227,756	10	$731,159	$650,443	12
Higher education	74,270	73,460	1	215,560	217,214	(1)
Supplemental education	64,948	68,603	(5)	199,951	209,543	(5)
Kaplan corporate and other	10,875	10,513	3	32,096	28,434	13
Amortization of intangible assets	2,421	3,210	(25)	8,267	11,133	(26)
Impairment of long-lived assets	—	—	—	—	477	—
Intersegment elimination	(785)	(1,564)	—	(4,200)	(8,154)	—
	$403,200	$381,978	6	$1,182,833	$1,109,090	7
Operating Income (Loss)
Kaplan international	$25,538	$22,220	15	$82,674	$64,272	29
Higher education	11,385	8,465	34	31,258	33,343	(6)
Supplemental education	11,186	9,729	15	21,438	16,992	26
Kaplan corporate and other	(10,717)	(7,412)	(45)	(26,357)	(20,074)	(31)
Amortization of intangible assets	(2,421)	(3,210)	25	(8,267)	(11,133)	26
Impairment of long-lived assets	—	—	—	—	(477)	—
Intersegment elimination	(81)	67	—	8	92	—
	$34,890	$29,859	17	$100,754	$83,015	21
Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets
Kaplan international	$25,538	$22,220	15	$82,674	$64,272	29
Higher education	11,385	8,465	34	31,258	33,343	(6)
Supplemental education	11,186	9,729	15	21,438	16,992	26
Kaplan corporate and other	(10,717)	(7,412)	(45)	(26,357)	(20,074)	(31)
Intersegment elimination	(81)	67	—	8	92	—
	$37,311	$33,069	13	$109,021	$94,625	15
Depreciation
Kaplan international	$7,202	$7,599	(5)	$21,735	$20,832	4
Higher education	589	1,258	(53)	2,291	3,431	(33)
Supplemental education	777	1,117	(30)	2,653	4,087	(35)
Kaplan corporate and other	8	26	(69)	57	78	(27)
	$8,576	$10,000	(14)	$26,736	$28,428	(6)
Pension Expense
Kaplan international	$198	$83	—	$527	$244	—
Higher education	1,903	958	99	5,729	2,803	—
Supplemental education	1,962	1,063	85	5,874	3,110	89
Kaplan corporate and other	382	122	—	1,137	523	—
	$4,445	$2,226	100	$13,267	$6,680	99
Adjusted Operating Cash Flow (non-GAAP)(1)
Kaplan international	$32,938	$29,902	10	$104,936	$85,348	23
Higher education	13,877	10,681	30	39,278	39,577	(1)
Supplemental education	13,925	11,909	17	29,965	24,189	24
Kaplan corporate and other	(10,327)	(7,264)	(42)	(25,163)	(19,473)	(29)
Intersegment elimination	(81)	67	—	8	92	—
	$50,332	$45,295	11	$149,024	$129,733	15
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(1)	Adjusted Operating Cash Flow (non-GAAP) is calculated as Operating Income (Loss) before Amortization of Intangible Assets and Impairment of Long-Lived Assets plus Depreciation Expense and Pension Expense.
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NON-GAAP FINANCIAL INFORMATION
GRAHAM HOLDINGS COMPANY
(Unaudited)
In addition to the results reported in accordance with accounting principles generally accepted in the United States (GAAP) included in this press release, the Company has provided information regarding Adjusted Operating Cash Flow and Net income excluding certain items described below, reconciled to the most directly comparable GAAP measures. Management believes that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:
•the ability to make meaningful period-to-period comparisons of the Company’s ongoing results;
•the ability to identify trends in the Company’s underlying business; and
•a better understanding of how management plans and measures the Company’s underlying business.
Adjusted Operating Cash Flow and Net income, excluding certain items, should not be considered substitutes or alternatives to computations calculated in accordance with and required by GAAP. These non-GAAP financial measures should be read only in conjunction with financial information presented on a GAAP basis.
The gains and losses on marketable equity securities relate to the change in the fair value (quoted prices) of its portfolio of equity securities. The mandatorily redeemable noncontrolling interest represents the ownership portion of a group of minority shareholders at a subsidiary of the Company's Healthcare business. The Company measures the redemption value of this minority ownership on a quarterly basis with changes in the fair value recorded as interest expense or income, which is included in net income for the period. The effect of gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest are not directly related to the core performance of the Company’s business operations since these items do not directly relate to the sale of the Company’s services or products. The accounting principles generally accepted in the United States (“GAAP”) require that the Company include the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest in net income on the Condensed Consolidated Statements of Operations. The Company excludes the gains and losses on marketable equity securities and net interest expense related to fair value adjustments of the mandatorily redeemable noncontrolling interest from the non-GAAP adjusted net income because these items are independent of the Company’s core operations and not indicative of the performance of the Company’s business operations.

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The following tables reconcile the non-GAAP financial measures for Net income, excluding certain items, to the most directly comparable GAAP measures:

	Three Months Ended September 30
	2024			2023
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net (Loss) Income	(Loss) Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$113,006	$38,500	$74,506	$(11,734)	$9,400	$(21,134)
Attributable to noncontrolling interests			(2,003)			(1,897)
Attributable to Graham Holdings Company Stockholders			72,503			(23,031)
Adjustments:
Goodwill and other long-lived asset impairment charges	—	(626)	626	98,321	13,876	84,445
Charges related to non-operating Separation Incentive Programs	3,665	938	2,727	—	—	—
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	9,730	(3,501)	13,231	1,132	105	1,027
Net gains on marketable equity securities	(30,496)	(7,808)	(22,688)	(16,758)	(4,411)	(12,347)
Net losses of affiliates whose operations are not managed by the Company	2,307	590	1,717	2,836	746	2,090
Gain on sale of certain businesses and websites	(3,763)	(1,197)	(2,566)	—	—	—
Credit to interest expense resulting from gains realized related to the termination of interest rate swaps	—	—	—	(4,581)	(1,252)	(3,329)
Net non-operating loss from impairment and write-up equity and cost method investments	14,236	3,642	10,594	—	—	—
Net Income, adjusted (non-GAAP)			$76,144			$48,855

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted (loss) income per common share, as reported			$16.42			$(5.02)
Adjustments:
Goodwill and other long-lived asset impairment charges			0.14			18.18
Charges related to non-operating Separation Incentive Programs			0.62			—
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			3.00			0.22
Net gains on marketable equity securities			(5.14)			(2.66)
Net losses of affiliates whose operations are not managed by the Company			0.39			0.45
Gain on sale of certain businesses and websites			(0.58)			—
Credit to interest expense resulting from gains realized related to the termination of interest rate swaps			—			(0.72)
Net non-operating loss from impairment and write-up equity and cost method investments			2.40			—
Diluted income per common share, adjusted (non-GAAP)			$17.25			$10.45

The adjusted diluted per share amounts may not compute due to rounding.

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	Nine Months Ended September 30
	2024			2023
(in thousands, except per share amounts)	Income before income taxes	Income Taxes	Net Income	Income before income taxes	Income Taxes	Net Income
Amounts attributable to Graham Holdings Company Common Stockholders
As reported	$267,118	$86,100	$181,018	$226,414	$70,400	$156,014
Attributable to noncontrolling interests			(5,175)			(3,985)
Attributable to Graham Holdings Company Stockholders			$175,843			$152,029
Adjustments:
Net credit related to fair value changes in contingent consideration from prior acquisitions	—	—	—	(4,688)	(143)	(4,545)
Goodwill and other long-lived asset impairment charges	26,287	5,067	21,220	99,066	14,078	84,988
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs	20,493	5,246	15,247	9,646	2,481	7,165
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest	85,145	8,740	76,405	1,421	152	1,269
Net gains on marketable equity securities	(154,276)	(39,502)	(114,774)	(113,429)	(29,861)	(83,568)
Net losses of affiliates whose operations are not managed by the Company	4,922	1,260	3,662	9,657	2,542	7,115
Gain on sale of certain businesses and websites	(7,246)	(1,956)	(5,290)	—	—	—
Gain on sale of Pinna	—	—	—	(10,033)	(2,641)	(7,392)
Non-operating loss (gain) from impairment, write-up and sales of equity and cost method investments	14,980	3,833	11,147	(3,935)	(1,008)	(2,927)
Credit to interest expense resulting from gains realized related to the termination of interest rate swaps	—	—	—	(4,581)	(1,252)	(3,329)
Net Income, adjusted (non-GAAP)			$183,460			$150,805

Per share information attributable to Graham Holdings Company Common Stockholders
Diluted income per common share, as reported			$39.49			$32.14
Adjustments:
Net credit related to fair value changes in contingent consideration from prior acquisitions			—			(0.98)
Goodwill and other long-lived asset impairment charges			4.77			18.30
Charges related to non-operating Voluntary Retirement Incentive Program and Separation Incentive Programs			3.42			1.54
Interest expense related to the fair value adjustment of the mandatorily redeemable noncontrolling interest			17.16			0.27
Net gains on marketable equity securities			(25.77)			(17.99)
Net losses of affiliates whose operations are not managed by the Company			0.82			1.53
Gain on sale of certain businesses and websites			(1.19)			—
Gain on sale of Pinna			—			(1.59)
Non-operating loss (gain) from impairment, write-up and sales of equity and cost method investments			2.50			(0.63)
Credit to interest expense resulting from gains realized related to the termination of interest rate swaps			—			(0.72)
Diluted income per common share, adjusted (non-GAAP)			$41.20			$31.87

The adjusted diluted per share amounts may not compute due to rounding.

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